Finance Expense (Income), net	12 Months Ended
Dec. 31, 2020
Finance Expense (Income), net [Abstract]
Finance Expense (Income), net

Note 18 - Finance Expense (Income), net

A.	Expenses (income) on account of warrants

These expenses are related mainly to the fair value adjustments of warrants. The 2020, 2019 and 2018 warrants included a cashless exercise feature, which expired on July 17, 2020, May 20, 2020, September 12, 2019, respectively, when the Company filed a registration statement with the SEC, registering the shares that will derive from future exercise of these warrants. See also Note 21B.

B.	Finance expenses

	For the year ended December 31
	2020	2019	2018
Finance expenses	USD thousands
Fees and interest expense	56	81	9
Loss from exchange rate differences, net	5	100	106
Payment to Taoz, see Note 5A(3)	-	-	160
Warrant issuance costs	-	-	301
	61	181	576